Related Party Disclosures	12 Months Ended
Jul. 31, 2011
Related Party Disclosures
Related Party Transactions Disclosure [Text Block]

7.    RELATED PARTY TRANSACTIONS

While the Company is seeking additional capital, the former director of the Company advanced the Company funds by making payments on behalf of the Company. As of July 31, 2011 this former director was owed $29,062.

As well, as of July 31, 2011, the current director of the Company has advanced the Company $18,147 by making payments on behalf of the Company.

Both advances are unsecured, non-interest bearing and have no specific terms of repayment.

On March 2, 2010, an independent contractor agreement was entered into under which compensation of $8,000 per month was to be paid to perform services as an officer for a period of one year. The agreement has been continued on a month-to-month basis. The related service fee for the year ended July 31, 2011 amounted to $96,000 (July 31, 2010 - $40,000).